                                                                    Exhibit 10.4

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into this 28 day of March, 2000, by and between GORACING.COM, INC., a Delaware corporation ("Seller") and INTEGRATED INFORMATION SYSTEMS, INC., a Delaware corporation ("Purchaser").

                                    RECITALS

     A. On even date herewith, Action Performance Companies, Inc., an Arizona corporation, and sole shareholder of goracing ("Action"), and Purchaser intend to enter into a Sublease Agreement (the "Hohokam Sublease") whereby Purchaser will sublease from Action a portion of the premises located at 1480 S. Hohokam Drive, Tempe, Arizona (the "Subleased Premises").

     B. The Subleased Premises currently contains among other assets, those assets listed on Exhibits A and B hereto (the "Assets"), which are owned or licensed by goracing.

     C. Purchaser desires to purchase the Assets as part of its occupation of the Subleased Premises and the Seller desires to sell the Assets, on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. SALE AND PURCHASE. Seller hereby sells and Purchaser hereby purchases the Assets.

     2. LIABILITIES TO BE ASSUMED BY PURCHASER. Purchaser shall assume no liabilities with regard to the Assets.

     3. PURCHASE PRICE. The purchase price for the Assets shall be $1,963,307 (the "Purchase Price"). The Purchase Price is due and payable to Seller in readily available funds upon the execution of this Agreement.

     4. TAX OBLIGATIONS.

        (a) 1999 YEAR TAX OBLIGATIONS. Seller agrees to pay any and all tax obligations relating to the Assets for the year ended December 31, 1999.

        (b) 2000 YEAR TAX OBLIGATIONS. Seller agrees to pay any and all tax obligations relating to the Assets, which are incurred for the period January 1, 2000, through March 31, 2000. Purchaser agrees to pay any and all tax obligations related to the Assets which are incurred for the period April 1, 2000 through December 31, 2000.

          (c) FUTURE TAX OBLIGATIONS. Purchaser agrees to pay all tax obligations related to the Assets, to the extent applicable, beginning on April 1, 2000.

     5. SELLER'S REPRESENTATIONS AND WARRANTIES. To induce Purchaser to enter into this Agreement and for the benefit of Purchaser, Seller represents and warrants as follows:

          (a) CORPORATE STATUS AND AUTHORITY. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been validly authorized by all necessary corporate action of Seller.

          (b)  OWNERSHIP OF ASSETS AND PROPERTIES.

               (i) ASSETS LISTED ON EXHIBIT A. Seller has good and marketable title to the assets listed on Exhibit A (the "A Assets"). Seller owns the A Assets free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of every kind and character.

               (ii) ASSETS LISTED ON EXHIBIT B. Seller makes no representations or warranties with respect to title to or transferability of those assets listed on Exhibit B (the "B Assets"). Seller agrees to use its reasonable best efforts to assist Purchaser in transferring any of the B Assets from Seller to Purchaser.

          (c) DISPUTES. There are no outstanding, and to the best of Seller's knowledge, no threatened, disputes or disagreements with respect to the Assets.

          (d) INTELLECTUAL PROPERTY. All intellectual property rights relating to the Assets, to the best of Seller's knowledge, are currently in compliance with all legal requirements, are valid and enforceable, and have not been challenged or threatened in any way as infringing upon the rights of any third party.

     6. NOTICES. All notices of communication required or permitted hereunder or with regard to the Base Equipment Leases shall be in writing and may be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to any officer or agent of such party.

               (i)  If to Seller, addressed to it at:

                    goracing.com, inc.
                    4707 East Baseline Road
                    Tempe, Arizona 85040
                    Attn: Chief Financial Officer
                    Fax: (602) 337-3780

               With a copy to:

               Greenberg Traurig, LLP
               1 E. Camelback Road, Suite 1100
               Phoenix, Arizona 85012
               Attn: Robert S. Kant, Esq.
               Fax: (602) 263-2350

          (ii) If to Purchaser, addressed to it at:

               Integrated Information Systems, Inc.
               1480 S. Hohokam Drive
               Tempe, Arizona 85281
               Attn: Jeffrey Frankel
               Fax: (480) 317-8010

               With a copy to:

               Snell & Wilmer, LLP
               One Arizona Center
               400 East Van Buren
               Phoenix, Arizona 85004-2202
               Attn: Michael Christopher, Esq.
               Fax: (602) 382-6070

     7. PURCHASER'S REPRESENTATIONS AND WARRANTIES. To induce Seller to enter into this Agreement, Purchaser represents and warrants as follows:

          (a) CORPORATE STATUS AND AUTHORITY. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been validly authorized by all necessary corporate action of Purchaser.

          (b) "AS IS" CONDITION. The Purchaser acknowledges that the Assets are being sold "as is" and the Seller makes no representations with regard to their condition or their future use or performance.

     8. DELIVERIES.

          (a) BY SELLER. Upon the execution of this Agreement, Seller shall deliver all other document(s) necessary to convey to Purchaser title to the Assets to the extent contemplated by this Agreement.

          (b) BY PURCHASER. Upon the execution of this Agreement, Purchaser shall deliver to Seller, the Purchase Price.

     9. BILL OF SALE. This Agreement is intended to also operate as a bill of sale and shall be evidence of the transfer of the Assets as provided for herein.

     10. GENERAL PROVISIONS.

         (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

         (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provision to the contrary.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.


                                   SELLER:

                                   goracing.com, inc., a Delaware corporation


                                   By: /s/ David Husband
                                       -------------------------------------
                                   Name: David Husband
                                        ------------------------------------
                                   Its: Chief Financial Officer
                                        ------------------------------------


                                   PURCHASER:

                                   Integrated Information Systems, Inc., a
                                   Delaware corporation


                                   By: /s/ Craig A. King
                                       -------------------------------------
                                   Name: Craig A. King
                                        ------------------------------------
                                   Its: Vice President
                                        ------------------------------------

                     Exhibit A to Asset Purchase Agreement
                                 (IIS Interest)

Acquisition  Sys  Asset                                                                                        Acquisition
   Date      No.   Life  Account No.                  Asset Description                                           Value      NBV
-----------------------------------------------------------------------------------------------------------------------------------
                                                       OFFICE EQUIPMENT
 6/26/97     103  05 00  1545-000  h  CLOSE AI BOOKS TO JDE-BOB MARGOLIS-DIGITAL CAMERA                           $   530  $   256
 10/1/95     106  05 00  1545-000  h  CLOSE AI BOOKS TO JDE-FAX MACHINE                                               315       47
 1/20/00     222  05 00  1545-000     CORPORATE EXPRESS-CHAIRS                                                      3,594    3,594
  5/7/99     114  05 00  1545-000     MARIA FURTADO-BOOKSHELVES                                                       273      237
 1/31/00     226  05 00  1545-000  h  TEMPE CAMERA-PHOTO EQUIPMENT/CARD READER, MICROTECH USB/BACKGROUND/
                                      6x7 CHROMA-KE                                                                 2,411    2,411
 9/29/99     172  05 00  1545-000     W.B. MASON-CREDIT MEMO                                                         (469)    (438)
 5/19/99     115  05 00  1545-000     W.B. MASON-OFFICE FURNITURE                                                   5,383    4,665
 6/16/99     143  05 00  1545-000     WB MASON-FURNITURE                                                              469      415
                                      SOUTHWEST PARTITIONS                                                          5,392    5,392
                                      SOUTHWEST PARTITIONS                                                          1,262    1,262
                                      CORPORATE EXPRESS - MISC. OFFICE FURNITURE                                    7,533    7,533
                                      NEOPOST                                                                       7,399    7,399
                                      MCMASTER CARR SUPPLY CO.                                                        386      386
                                      R.C. TAYLOR - TRAINING ROOM FURNITURE                                        11,893    9,118
                                                                                                                  ----------------
                                                                Office Equipment                                   46,371   42,277
                                                                                                                  ----------------

                                                      COMPUTER EQUIPMENT
 1/20/00     224  03 00  1550-000  h  ANTHONY PEREZ-(2) C2NET STONGHOLD SECURE WE                                   2,020    2,020
 1/29/99      30  05 00  1550-000  h  AT&T WIRELESS-NOKIA 6160 TELEPHONE/LEATHER CARRY CASE/TAX                        94       80
10/31/99     236  03 00  1550-000  h  COMPAQ USA-IMAQ 333 32 MB COMPUTERS LIME                                      7,200    7,200
 9/30/99     190  05 00  1550-000  h  COMPAQ-COMPUTER EQUIPMENT                                                     7,770    7,252
 1/21/99      27  05 00  1550-000  h  COMPUSA-EPSON HARDSHELL CARRYING CASE                                           249      212
 1/29/99      31  05 00  1550-000  h  COMPUSA-EPSON POWERLITES 5100XB                                               5,222    4,439
 1/11/00     227  03 00  1550-000  h  DEL MARKETING-(2) DELL PIII WORKSTATIONS/TAX & SHIPPING                      49,253   49,253
12/17/99     217  03 00  1550-000  h  DELL MARKETING-5 DELL P6450 SYSTEMS                                           8,012    7,789
 5/20/99     119  05 00  1550-000  h  DELL MARKETING-DELL P633 CEL COMPUTER/SALES TAX/SHIPPING                      4,528    3,925
10/31/99     233  03 00  1550-000  h  DELL MARKETING-DELL P6450 G1 COMPUTER/TAX/INSTALLATION                       24,639   24,639
  8/2/99     159  05 00  1550-000  h  DELL MARKETING-DELL P6450 GX1                                                 9,515    8,722
 5/20/99     118  05 00  1550-000  h  DELL MARKETING-DELL P6450 GXI COMPUTER/SALES TAX/SHIPPING                    16,467   14,271
10/31/99     234  03 00  1550-000  h  DELL MARKETING-DELL P64501 COMPUTER/TAX/INSTALLATION                         14,796   14,796
10/31/99     232  03 00  1550-000  h  DELL MARKETING-DELL PII 450K GX1 COMPUTER                                    28,781   28,781
12/31/98       2  05 00  1550-000  h  DELL MARKETING-INSPRION D233ST PENTIUM II/DELL SYSTEM MOUSE/WIN95
                                      SPACESAVER KEY                                                                7,372    6,020
 2/16/99      24  05 00  1550-000  h  DELL MARKETING-LATITUDE CPI300XT 13.3/SHIPPING/TAX                            8,072    6,592
12/31/98       1  05 00  1550-000  h  DELL MARKETING-LATITUDE CPI300XT/DELL SYSTEMS MOUSE/WIN95
                                      SPACESAVER KEYBOARD/SH                                                       21,329   17,419
  8/5/99     163  05 00  1550-000  l  DELL MARKETING-SHIPPING/TAX/MS SUPPORT SYSTEM                                   915      839

Fixed Asset Schedules             Page 1 of 4                           Interest

 1/13/99   26 05 00  1550-000  h  DELL MARKETING-ULTRABOARD WINDOWS 95 104 KEY                                        2,110   1,793
12/31/98   23 05 00  1550-000  h  DELL P6450 GX1 COMPUTER/READYWARE FACTORY                                          77,228  61,782
 7/30/99  154 05 00  1550-000  h  INSIGHT DIRECT INC                                                                    864     778
  2/3/99   36 05 00  1550-000  h  INSIGHT DIRECT INC-128 MB                                                             569     484
 6/28/99  150 05 00  1550-000  h  INSIGHT DIRECT INC-COMPAQ 15U RACK BLANKING PANEL                                     113     100
12/31/98   11 05 00  1550-000  h  INSIGHT DIRECT INC-COMPAQ 42U RACK FOR PROLIANT                                     5,481   4,476
12/31/98    9 05 00  1550-000  h  INSIGHT DIRECT INC-COMPAQ PROLIANT STORAGE/WIN NT SERVER V4.0 ENTERPRISE/RACK MO   24,997  20,414
  2/3/99   38 05 00  1550-000  h  INSIGHT DIRECT INC-COMPAQ PROLINE 2500/4.3 GB SCSI ULTR WIDE                        4,875   4,144
 6/28/99  151 05 00  1550-000  h  INSIGHT DIRECT INC-COMPUTER EQUIPMENT                                               1,963   1,734
 4/22/99   62 05 00  1550-000  h  INSIGHT DIRECT INC-DIGI ACC.PORT MODEMS                                             1,485   1,262
12/31/98   17 05 00  1550-000  h  INSIGHT DIRECT INC-FIBRE CLUSTER OPTION KIT/6'COMPAQ EXTERNAL WIDE SCSI/NETELLIG      780     637
 1/28/99   33 05 00  1550-000  h  INSIGHT DIRECT INC-MAGICOLOR 330EX COLOR LASER/FIBRE CHANNEL TROUBLESHOOT           4,964   4,219
 1/28/99   28 05 00  1550-000  h  INSIGHT DIRECT INC-VHDCI TO 68PIN CABLE                                                69      59
 9/30/99  176 05 00  1550-000  h  INSIGHT DIRECT-0 VOUCHER                                                             (349)   (326)
  2/3/99   37 05 00  1550-000  h  INSIGHT DIRECT-18.2 GB SCSI ULTRA WIDE/4.3 GB LOW CAT NON-HOT/SMART 2/DH PCI ARR   13,204  11,223
  4/7/99   46 05 00  1550-000  h  INSIGHT DIRECT-18.2 GB SCSI ULTRA-WIDE PLUGA/TAX                                   14,417  12,255
 1/11/00  228 03 00  1550-000  h  INSIGHT DIRECT-18.2GB SCSI ULTRA-WIDE PLUGAB                                       18,200  18,200
 5/27/99  126 05 00  1550-000  h  INSIGHT DIRECT-256MB REGISTERED SDRAM DIMM                                          6,680   5,789
 5/13/99  117 05 00  1550-000  h  INSIGHT DIRECT-256MB REGISTERED SDRAM DIMM/SHIPPING/HANDLING/SALES TAX             16,442  14,250
  4/8/99   61 05 00  1550-000  h  INSIGHT DIRECT-4.3 GB SCSI ULTRA WIDE/OKI MICROLINE 321 TURBO/TAX                  16,031  13,626
 4/22/99   55 05 00  1550-000  h  INSIGHT DIRECT-512MB DIMM KIT/FIBRE CHANNEL ARRAY RACK                              9,275   7,884
  4/8/99   59 05 00  1550-000  h  INSIGHT DIRECT-64 MB REGISTERED/256 MB/COMPAQ PII 450/COMPAQ ULTRA WIDE CONTROLL     4,419   3,756
 5/27/99  128 05 00  1550-000  h  INSIGHT DIRECT-APC MATRIX CASTERS BLACK META                                          170     147
 5/12/99  116 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ 37-70GB EXTERNAL/SALES TAX/SHIPPING                           6,777   5,874
 6/14/99  140 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ 42U RACK SIDEWALL KIT/RACK COUPLING KIT/MONITOR UTILITY SH    1,500   1,325
 5/27/99  123 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ CD STORAGE SYSTEM RACK/COMPAQ 24X MAX IDE CDROM/64MB SIMM    10,190   8,831
  4/8/99   60 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ CPU TO SWITCH CABLE/37/70 GB DLT LIBRARY READY/DLT TAPE      12,246  10,409
 9/16/99  175 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ FIBRE HOST ADAPTER                                           (3,609) (3,368)
 4/14/99   51 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ FIBRE HOST ADAPTER PCI/SALES TAX/SHIPPING/HANDLING            3,616   3,073
 5/27/99  135 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ MULTI SERVER COMM/NETELLIGENT RECESSED RAIL KIT/COUPLING K    1,425   1,235
 5/27/99  132 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT 1850R HOTPLUG/COMPQ 42U RACK SIDEWALL KIT/SALES T    1,625   1,408
  4/7/99   44 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT REDUNDANT PWR                                           591     502
 5/27/99  131 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT REDUNDANT PWR/CLUSTER KIT PROLIANT CLUST/COMPAQ R    1,091     946
 5/27/99  137 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT REDUNDANT PWR/FIBRE CHANNEL STORAGE HUB/DLT TAPE      3,977   3,447
 5/27/99  136 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT REDUNDAT/CLUSTER KIT/COMPAQ RECOVERY SERVER OPTIO    9,084   7,873
 5/27/99  130 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROLIANT STORAGE SYS/FREIGHT                                  3,900   3,380
 5/27/99  125 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ PROSIGNIA 200 6/300/9 10GB SCSI UW HOT PLUG HD/COMPAQ NETE    6,166   5,343
 5/27/99  134 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ RACK STABILIZING/COMPAQ PROLIANT REDUNDANT/COMPAQ MULTISER    8,251   7,151
 6/14/99  141 05 00  1550-000  h  INSIGHT DIRECT-COMPAQ RECOVERY SERVER OPTION/NETELLIGENT ETHERNET                   1,359   1,201
 6/28/99  147 05 00  1550-000  h  INSIGHT DIRECT-COMPUTER EQUIPMENT BOSTON                                            2,116   1,869
 5/27/99  124 05 00  1550-000  h  INSIGHT DIRECT-HP LASERJET 400N (2)/COMPAQ PROLIANT 1850R PII 400                  10,836   9,391
 5/27/99  129 05 00  1550-000  h  INSIGHT DIRECT-KEYBOARD DRAWER KIT/COMPAQ 15U RACK BLANKING PANEL                   1,029     892
 5/27/99  121 05 00  1550-000  h  INSIGHT DIRECT-P2400 512K SLOT 1 PROCESSOR                                          3,120   2,704
 4/21/99   54 05 00  1550-000  h  INSIGHT DIRECT-PLASMAVISION 42' MONITOR/SHIPPING                                   12,473  10,602
 8/20/99  165 05 00  1550-000  h  INSIGHT DIRECT-QD6525 DATA CARTRIDGE TAPES/SALES TAX/SHIPPING                          71      65

Fixed Asset Schedules                   Page 2 of 4                    Interest


 5/27/99 133 05 00 1550-000   h   INSIGHT DIRECT-RACK MOUNTABLE UPS MODEL 3000/COMPAQ 15U RACK
                                     BLANKING PANEL/TAX                                               4,909      4,255
 4/22/99  63 05 00 1550-000   h   INSIGHT DIRECT-REMOTE INSIGHT PCI LAN ONLY                        28,294     24,050
 6/24/99 149 05 00 1550-000   h   INSIGHT DIRECT-RETURNED COMPAQ PROLIANT/COMPAQ SCSI               (5,289)    (4,672)
 6/14/99 139 05 00 1550-000   h   INSIGHT DIRECT-RETURNED COMPAQ24X MAX IDE CDR                     (2,352)    (2,078)
 5/27/99 122 05 00 1550-000   h   INSIGHT DIRECT-SMART 2/DH PCI ARRAY/COMPAQ PROLIANT 2500/
                                     COMPAQ 18.2 GB PLUB UW                                          18,819     16,310
 2/5/99   39 05 00 1550-000   h   INSIGHT DIRECT-UNIVERSAL INPUT CASSETTE                              170        145
 4/8/99   58 05 00 1550-000   h   INSIGHT DIRECT-WACOM INTUOS 12X12 SERIAL/COMPAQ NETELLIGENT
                                     ETHERNET/COMPAQ PROL                                             4,978      4,232
 2/25/99  35 05 00 1550-000   h   INSIGHT DIRECT-ZERO VOUCHER                                      (21,657)   (18,408)
 8/11/99 158 05 00 1550-000   h   INSIGHT-COMPAQ FLAT PANEL MON                                      2,874      2,635
12/31/98  15 05 00 1550-000   h   KENT DATACOMM-030-RED/040-RED/015-ORANGE/030-ORANGE/
                                     040-ORANGE/015-GREEN/030/GRE                                     2,435      1,988
 6/10/99 146 05 00 1550-000   h   KENT DATACOMM-1 PORT T1 FRACTIONAL T1                                806        712
12/31/98  12 05 00 1550-000   h   KENT DATACOMM-30' FDDI-MMF-MIC/KUEHNE & NAGEL-FREIGHT                594        485
11/22/99 204 03 00 1555-000   h   KENT DATACOMM-50' CAT 5 PURPLE CABLE/50' LEVEL 5 LINE/
                                     50' BLUE PATCH CORD                                               986        931
12/17/99 216 03 00 1550-000   h   KENT DATACOMM-600W REDUNDANT AC POWER SYSTEMS                      2,140      2,080
 1/20/99  34 05 00 1550-000   h   KENT DATACOMM-CAT 5/6 RED/GREEN/PURPLE/3" PURPLE/TAX/FREIGHT"        115         98
 1/29/99  29 05 00 1550-000   h   KENT DATACOMM-CISCO ADD ON 8X5XNB FOR 2900                         1,018        865
 3/22/99  43 05 00 1550-000   h   KENT DATACOMM-CISCO PIX FIREWALL 520/CISCO 1/100 INTERFACE CARD/
                                     TAX/FREIGHT                                                    18,311     15,565
  4/7/99  57 05 00 1550-000   h   KENT DATACOMM-CISCO SMARTNET PIX 5200                              1,624      1,380
 6/10/99 138 05 00 1550-000   h   KENT DATACOMM-CROSS CONNECT 24 PORT PNL-25PR                         650        574
  8/3/99 162 05 00 1550-000   h   KENT DATACOMM-FRIGHT/TAX/SHIPPING FOR COMPUTER EQUIPMENT           1,624      1,489
 7/29/99 153 05 00 1550-000   h   KENT DATACOMM-NETRANGER SENSOR,2 10/100T                          13,680     12,312
 7/19/99 152 05 00 1550-000   h   KENT DATACOMM-NETSSONAR NT-UP TO 2500 DDR                         12,668     11,402
  7/2/99 155 05 00 1550-000   h   KENT DATACOMM-NETWORK CONFIG MODULE                                1,211      1,090
12/31/98  14 05 00 1550-000   h   KENT DATACOMM-VELCROE TIE/CISCO ADD ON V.35-60 PIN/HORIZONTAL
                                     MNGR/CISCO ADD ON                                               9,278      7,577
 10/6/99 187 03 00 1550-000   h   KENT DATACOMM-PATCH CORDS FOR NEW BUILDING                         2,548      2,335
 1/20/00 225 03 00 1550-000   h   OPEN SYSTEM SOLUTIONS-PF FOR PIX-UP DEVICE LIC                     4,515      4,515
  9/8/99 173 05 00 1550-000   h   PC CONNECTION-IBM THINKPAD 570 PII                                 9,268      8,650
10/31/99 231 03 00 1550-000   h   PC CONNECTION-IBM THINKPAD 570 PII                                 3,479      3,479
12/31/98   6 05 00 1550-000   h   PC CONNECTION-POWERMAC G3 COMPUTER/APPLE G3 64MV DIMM/APPLE G3
                                     128MB DIMM/21 VI"                                               3,732      3,048
                                  ACCRUE SOFTWARE, INC.                                             10,000     10,000
                                  ACCRUE SOFTWARE, INC.                                             20,000     20,000
                                  VERITAS DB EDITION/ORACLE TIER 2 LICENSE                          28,576     28,576
                                  PREMIER DIRECT ASSIST SUPPORT                                      8,648      8,648
                                  UNIMOUNT BASE FOR SPARC 4,5,20,ULTRA                               1,560      1,560
                                  UNIMOUNT BEZEL FOR ULTRA 1                                           504        504
                                  KENT DATACOMM-ETHERNET PORT                                        4,644      4,644
                                  KENT DATACOMM-PPORT PLUS UPGRADES                                    600        600
                                  KENT DATACOMM-1000BASE-SX GBIC MUL                                 3,600      3,600
                                  MICROSOFT                                                          1,225      1,225
                                  COMPAQ PARTS AND SERVICE                                           1,805      1,805
                                  COMPAQ PARTS AND SERVICE                                           1,805      1,805
                                  FRY'S ELECTRONICS                                                    494        494
                                  FRY'S ELECTRONICS                                                    644        644
                                  PC CONNECTION                                                        932        932
                                  INSIGHT DIRECT, INC.                                                 262        262


                               Computer Equipment

                                                                                              -------------------------------------
                                                                                                    744,781            669,428

                                                                                              --------------------------------------
                                                      LEASEHOLD IMPROVEMENTS
11/19/99  200  10 00  1590-000          BOB'S LOCK & SAFE CENTER-REKEYS/KEYS/SERVICE                1,849               1,818
11/30/99  238  10 00  1590-000          COMPEL-CONTRACT PRICE/UPS UPGRADE/GENERATOR SET UP        313,574             305,735
11/30/99  237  10 00  1590-000          COMPEL-SPEAKER TERM/INSTALL/ADDN'L WORK STATIONS
                                            ADDN VOICE/TECH CENTER/BALANCE                        235,156             229,277
  1/5/00  221  10 00  1590-000          GRINNELL-FIRE PROTECTION SYSTEM                            25,102              25,102
12/10/99  213  10 00  1590-000          HB TEMPE LLC-FINAL PAYMENT FOR IMPROVEMENTS                88,216              87,481
 11/4/99  201  10 00  1590-000          HB TEMPE LLC-GORACING BUILDING TENANT IMPROVEMENTS        169,046             166,228
12/29/99  207  10 00  1590-000          RICKABAUG INC-MAILROOM/COPYROOM CABINETRY                   6,276               6,224
                                                                                            ----------------------------------------
                                                 Leasehold Improvements                           839,219             821,866
                                                                                            ----------------------------------------

                                        GRAND TOTAL                                         ----------------------------------------
                                                                                               $1,630,372          $1,533,571
                                                                                            ========================================

LESS EQUIPMENT TO BE RETAINED:

 1/29/99  31 05 00  1550-000      h     COMPUSA-EPSON POWERLITES 5100XB                             (5,222)            (4,439)
                                        10 DELL GX1 WORKSTATIONS (@ $1,300 EACH)                   (13,000)           (13,000)
                                        2 IBM THINKPAD LAPTOPS (@ $4,000 EACH)                      (8,000)            (8,000)
                                                                                            ----------------------------------------
                                                                                                $1,604,150         $1,508,132
                                                                                                                   $    5,599
Telecommunication installation charges to be reimbursed by IIS for telecommunication
      services assumed by IIS                                                                                   -------------------
                                                                                                                   $1,513,731

                                                                                                                ===================

                     EXHIBIT B TO ASSET PURCHASE AGREEMENT
                              (IIS LESS INTEREST)


ACQUISITION  SYS  ASSET                                                                                        ACQUISITION
   DATE      NO.   LIFE  ACCOUNT NO.                             ASSET DESCRIPTION                                VALUE       NBV
-----------  ---  -----  -----------    --------------------------------------------------------------------   -----------  -------
                                                                   OFFICE EQUIPMENT

   3/25/96    78  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-INFORMATION SERVICE-SERVER                         $ 10,000   $ 2,333
   3/27/96    79  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-INFORMATION SERVICE-SERVER                           24,000     5,600
   2/20/97   100  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP                              1,377       574
  12/30/96    99  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-2.1 GB INTERNAL DRIVE          800       307
  12/19/96    97  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-HARD DRIVE 2.1 GB              858       329
  12/26/96    98  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-HARDWARE AND SOFTWARE        3,570     1,369
   7/12/96    86  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-HP VECTRA                    3,421     1,026
   7/12/96    87  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-HP VECTRA                    2,983       895
    3/6/97   101  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-LAP TOP & 16MB               3,674     1,592
   7/15/96    88  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-NEC PORT REPLICA               146        44
  10/25/96    96  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-NT USERS                     5,250     1,838
   7/22/96    89  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-SYNOPTICS 16 PORT            1,291       387
   9/18/96    95  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-T1 UPGRADE                   4,992     1,664
    9/9/96    93  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-UNIX BOX                    (1,000)     (333)
   9/10/96    94  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BAY STATE COMPUTER GROUP-UNIX BOX                    10,552     3,517
   5/22/96    83  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-BBN PLANET-PBX EQUIPMENT                              6,350     1,693
  12/18/95   111  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DATATREND-PENTIUM                                       998       183
   1/25/96    76  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DATATREND-RETUN COMP.                                  (998)     (200)
   8/28/96    91  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DATAWARE PRODUCTS-MEMORY                                756       239
   8/28/96    92  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DATAWARE PRODUCTS-NEC VERSA                           6,199     1,963
   6/13/96    84  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DAVE HACKETT-2 COMPAQ COMPUTERS                       6,682     1,893
   7/24/96    90  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DAVE HACKETT-2 COMPUTERS                             10,023     3,007
   6/13/96    85  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DAVE HACKETT-DRIVE ET AL                              1,914       542
   1/25/96    77  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-DAVE HACKETT-HP 5P                                      883       177
    5/3/96    82  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-LOUIS CATARINA-COMPTUER BALANCE                         377       100
   5/20/97   102  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MBNA AMERICA-MOTOROLA HAND HELD                         462       216
   9/12/95   104  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                        13,442     1,792
  10/20/95   107  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         1,435       215
  11/20/95   108  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         5,000       833
  11/20/95   109  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         6,000     1,000
  11/30/95   110  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                           875       146
  12/28/95   113  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         2,734       501
   1/10/96    73  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         5,140     1,028
   1/10/96    74  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         5,465     1,093
   1/24/96    75  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         1,321       264
   10/1/95   105  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-PAID BY VB                                            2,555       383
   4/24/96    80  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-SIGN-A-RAMA-ALUM SIGN BOX                             1,475       369
    5/2/96    81  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-SIGNATURE COMPUTER-2 PCS                              3,742       998
  12/28/95   112  05 00   1545-000  h  CLOSE AI BOOKS TO JDE-MICRONET ASSOCIATES-COMPUTERS                         1,894       347
   8/17/99   166  05 00   1545-000  h  DAVE HACKETT-EQUIPMENT FOR RADIO                                            3,349     3,070


Fixed Asset Schedules                 Page 1 of 3                  Non Interest

10/18/99   186 05 00   1545-000       HAYMARKET PUBLISHING SERVICES-PHOTOGRAPHY SERVICE-GORACING.COM                   750       713
                                                                                                                   -------   -------
                                                                 Office Equipment                                  160,735    43,708
                                                                                                                   -------   -------

                                                              COMPUTER EQUIPMENT

 4/12/99    50 05 00   1550-000   s   ADOBE ACCOBAT WRITER                                                             210       178
11/19/96    65 05 00   1550-000   s   CLOSE AI BOOKS TO JDE-STORM CLOUD-SOFTWARE                                     1,005       369
 1/10/00   223 03 00   1550-000   h   COMPEL-AIA DOCUMENT G703                                                      7,238     7,238
12/31/98     7 05 00   1550-000   c   COMPUTER BREAKTHROUGH-TIVOLI IT DIRECTOR 1.1/CBI INTALLATION-5 DAYS/CBI
                                      SUPPORT                                                                       22,000    17,967
 7/30/99   156 05 00   1550-000   s   COMPUTER NETWORK SOFTWARE                                                        224       202
12/31/99   230 03 00   1550-000   c   CONSULTING FOR NEW EQUIPMENT                                                  17,213    17,213
 8/17/99   164 05 00   1550-000   h   DAVE HACKETT-COMPUTER EXPENSE                                                    793       727
 4/20/99    52 05 00   1550-000   s   DAVE HACKETT-TSI/SOFTWARE FOR SPEEDMALL                                          100        85
12/17/99   218 03 00   1550-000   s   DTP DIRECT-DREAMWEAVER                                                           867       843
 12/1/99   219 03 00   1550-000   s   DTP DIRECT-DREAMWEAVER 2/PHOTOSHOP 5.5/PHOTOTOOLS 3.0/ACROBAT 4.0/TYPE
                                       MANAGER                                                                       4,409     4,286
 12/1/99   214 03 00   1550-000   s   DTP DIRECT-MS VISUAL STUD PROF 6.0/AB AFTER EFFECTS 4.1/HEADLINE
                                       STUDIO 1.0/DIME                                                               7,864     7,646
  1/1/99    20 05 00   1550-000   c   ENGAGE TECHNOLOGIES--PUBLIC TRAINING 12/10-12/11/98- doc PV40239               3,300     2,695
  1/1/99    21 05 00   1550-000   c   ENGAGE TECHNOLOGIES--INSTALLATION 11/30-12/01/98- doc PV40240                  3,000     2,450
  1/1/99    19 05 00   1550-000   l   ENGAGE TECHNOLOGIES--LICENSE/MAINT&SUPPORT- doc PV38379                       14,520    11,858
 8/31/99   161 05 00   1550-000   h   EYEWIRE INC-LETTERPRESS SPECIAL EDITION                                          400       367
  4/7/99    48 05 00   1550-000   h   INSIGHT DIRECT-BACKUP EXEC FOR WIN NT V7.2/SHIPPING                            2,723     2,314
  4/8/99    49 05 00   1550-000   h   INSIGHT DIRECT-BACKUP EXEC FOR WIN NT V7.2/SQL AGENT/WNT V7.2 OPEN/DLT
                                       35/70 CAR                                                                    14,347    12,195
  4/7/99    47 05 00   1550-000   l   INSIGHT DIRECT-LIC NMS ENTERPRISE ENCRYPTION/SW SUBSCRIPTION LIC NMS           8,971     7,625
 6/14/99   142 05 00   1550-000   h   INSIGHT DIRECT-MATRIX3000ES 3000VA ONLINE/CORD CONNECTED POWER DIST UNI        5,450     4,814
 8/30/99   160 05 00   1550-000   s   INSIGHT DIRECT-MIXIMIZER 5.0                                                     864       792
10/31/99   235 03 00   1550-000   s   INSIGHT DIRECT-MS OFFICE 2000 PRO FUL/TAX                                     18,723    18,723
10/21/99   180 03 00   1550-000   s   INSIGHT DIRECT-MS OFFICE PROFESSIONAL 97/TAX/FREIGHT                           4,802     4,402
 5/27/99   120 05 00   1550-000   s   INSIGHT DIRECT-MS WINDOWS NT SERVER                                              667       578
  4/7/99    45 05 00   1550-000   l   INSIGHT DIRECT-TOTIAL VIRUS DEFENSE LICENSE                                    4,491     3,817
  6/9/99   145 05 00   1550-000   s   INSIGHT DIRECT-VISIO PROFESSIONAL V5.0 SINGLE                                    349       308
 5/27/99   127 05 00   1550-000   h   INSIGHT DIRECT-WIN NT SERVER V4.0 ENTERPRISE/COMPAQ PROLIANT STORAGE SYS       4,800     4,160
 6/15/99   148 05 00   1550-000   h   KENT DATACOMM-COMPUTER SUPPLIES                                                5,348     4,724
12/31/98    13 05 00   1550-000   s   LUNDEEN & ASSOCIATES-WEB CHAT SOFTWARE/WEB CROSSING/PLATINUM SERVER/WEB
                                       CROSSING                                                                     25,171    20,556
10/18/99   179 03 00   1550-000   s   LUNDEEN & ASSOCIATES-WEB CROSSING PRIORITY SUPPORT                             6,190     5,674
12/31/98     3 05 00   1550-000   s   PC CONNECTION-ADOBE PHOTOSHOP 5 MAC/ADOBE ILL 8 VRS UPGRADE MAC/PAINTER 5.5
                                       WEB                                                                           1,340     1,095
12/31/98     8 05 00   1550-000   s   PC CONNECTION-DIRECTOR MULTIMEDIA STUDIO 6.                                      936       764
12/31/98     5 05 00   1550-000   s   PC CONNECTION-EYE CANDY 3.0 WIN95/EYE CANDY 3.0 MAC/KPT VECTOR EFFECTS
                                       MAC/KEIS                                                                      2,630     2,148
12/31/98     4 05 00   1550-000   s   PC CONNECTION-FLASH 3.0 MAC/FLASH 3.0 WIN95/ADOBE PAGEMAKER 6.5
                                       MAC/QUARKXPRESS                                                               1,624     1,326
 9/30/99   188 05 00   1550-000   c   PROFESSIONAL ALTERNATIVE WEB DEVELOPMENT                                     203,624   190,049
  6/9/99   144 05 00   1550-000   s   REAL NETWORKS-STEAMING MEDIA SOFTWARE                                         15,695    13,864
11/29/99   202 03 00   1550-000   s   SOFTWARE                                                                         183       172
 9/30/99   189 05 00   1550-000   s   SOFTWARE FOR ACTION INTERACTIVE                                               22,000    20,533
 4/30/99    56 05 00   1550-000   s   SOFTWARE.COM-SERVICE PROVIDER/FREIGHT                                          3,001     2,551
                                      Cisco                                                                          1,979     1,979
                                      vignette                                                                       4,908     4,908

Fixed Asset Schedules                 Page 2 of 3                   Non Interest

                                      Visio Professional                                                             1,720     1,672
                                                                                                                  --------  --------
                                                              Computer  Equipment                                  445,678   405,868
                                                                                                                  --------  --------
                                      GRAND TOTAL                                                                 $606,413  $449,576
                                                                                                                  ========  ========

Fixed Asset Schedules             Page 3 of 3                   Non Interest